UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest
event reported) July 22, 2013

PacWest Bancorp

(Exact name of registrant as specified in its charter)

Delaware	00-30747	33-0885320
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

10250 Constellation Blvd., Suite 1640, Los Angeles, California 90067

(Address of principal executive offices and zip code)

(310) 286-1144

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 22, 2013, PacWest Bancorp (the “Company”) and CapitalSource Inc. (“CapitalSource”) announced that they had entered into a definitive agreement, dated as of July 22, 2013, pursuant to which CapitalSource will merge with and into the Company (the “Merger”). A copy of the joint press release relating to the Merger is attached hereto as Exhibit 99.1. In addition, the Company will be providing supplemental information regarding the Merger in connection with a presentation to investors. The slides to be used in connection with this investor presentation are attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

99.1	Joint Press Release, dated July 22, 2013
99.2	Investor Presentation, dated July 22, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PacWest Bancorp

	By	/s/ Jared M. Wolff
	Name:	Jared M. Wolff
	Title:	Executive VP and General Counsel
Date: July 22, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release, dated July 22, 2013

99.2	Investor Presentation, dated July 22, 2013